UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	May 9, 2023

DARLING INGREDIENTS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-13323	36-2495346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
            5601 N. MacArthur Blvd., Irving, Texas 75038
                (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 717-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock $0.01 par value per share	DAR	New York Stock Exchange	(“NYSE”)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Darling Ingredients Inc. (the "Company") held on May 9, 2023, the stockholders elected the Company's Board of Directors and voted upon three Board proposals contained within the Company's Proxy Statement dated March 23, 2023.

The Board nominees were elected with the following vote:

Nominee	For	Against	Abstentions	Broker Non-Votes

Randall C. Stuewe	131,025,052	10,093,671	51,286	4,088,964
Charles Adair	137,968,063	3,146,201	55,745	4,088,964
Beth Albright	138,160,480	2,961,820	47,709	4,088,964
Larry A. Barden	140,788,615	327,769	53,625	4,088,964
Celeste A. Clark	140,437,634	683,808	48,567	4,088,964
Linda Goodspeed	135,864,833	5,256,468	48,708	4,088,964
Enderson Guimaraes	137,980,156	3,139,248	50,605	4,088,964
Gary W. Mize	134,588,294	6,529,333	52,382	4,088,964
Michael E. Rescoe	138,903,880	2,213,554	52,575	4,088,964
Kurt Stoffel	140,736,729	304,583	128,697	4,088,964

The stockholders voted on the following proposals and cast their votes as described below:

Board proposal to ratify the selection of KPMG LLP, independent registered public accounting firm, as the Company’s independent registered public accountant for the fiscal year ending December 30, 2023:

For	Against	Abstentions	Broker Non-Votes
128,453,079	16,751,668	54,226	—

Board proposal to approve, on an advisory basis, the Company’s executive compensation:

For	Against	Abstentions	Broker Non-Votes
134,256,803	6,279,252	633,954	4,088,964

Board proposal to approve, on an advisory basis, the frequency of future advisory votes on executive compensation:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
137,109,254	82,991	3,894,536	83,228	4,088,964

In accordance with the Board’s recommendation and the voting results on this advisory proposal, the Board has determined that the Company will hold an advisory say on pay vote annually.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INGREDIENTS INC.

Date: May 10, 2023	By:	/s/ John F. Sterling
John F. Sterling
Executive Vice President, General Counsel

3